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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2002


                                Kitty Hawk, Inc.
               (Exact name of registrant as specified in charter)


           Delaware                        0-25202                    75-2564006
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
        incorporation)                                                    No.)

     1515 West 20th Street
        P.O. Box 612787
Dallas/Fort Worth International
         Airport, Texas                                                   75261
(Address of principal executive                                        (Zip Code)
            offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On May 22, 2002, the Company and its subsidiaries submitted the Debtors' Joint Plan of Reorganization Dated May 22, 2002 (the "Plan"), and the accompanying Disclosure Statement Under 11 U.S.C. ss. 1125 in Support of the Debtors' Joint Plan of Reorganization Dated May 22, 2002 (the "Disclosure Statement"), to the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

     The hearing on the approval of the adequacy of the Disclosure Statement was held on May 22, 2002. The Order Approving Final Disclosure Statement was signed on May 23, 2002, and entered on May 23, 2002.

     The hearing on the confirmation of the Plan will commence on July 2, 2002, at 9:00 a.m., Dallas, Texas time, before the Honorable Barbara J. Houser, United States Bankruptcy Court at 1100 Commerce Street, 14th Floor, Dallas, Texas 75202.

     The last day for submitting ballots accepting or rejecting the Plan is June 25, 2002, at 5:00 p.m., Dallas, Texas time.

     The last day for filing written objections to confirmation of the Plan and for serving these objections upon the appropriate parties is June 25, 2002, at 4:30 p.m., Fort Worth, Texas time.

     This Form 8-K, the Plan and the Disclosure Statement contain forward-looking statements relating to business expectations, asset sales and liquidation analysis. Business plans may change as circumstances warrant. Actual results may differ materially as a result of many factors, some of which the Company has no control over. Such factors include, but are not limited to: worldwide business and economic conditions; recruiting and new business solicitation efforts; product demand and the rate of growth in the air cargo industry; the impact of competitors and competitive aircraft and aircraft financing availability; the ability to attract and retain new and existing customers; jet fuel prices; normalized aircraft operating costs and reliability, aircraft maintenance delays and damage; regulatory actions, the demand for used aircraft and aviation assets, contest for control of the Company; and the Company's ability to negotiate favorable asset sales.

     The disclosures are not intended to be a solicitation of votes for the Company's Plan. Creditors whose votes are being solicited will receive shortly by mail a solicitation package, including the Disclosure Statement, the Plan, the order approving the Disclosure Statement, a general notice and ballot.

Item 7. Exhibits.

(c)     Exhibits

        99.1 Disclosure Statement Under 11 U.S.C.ss.1125 in Support of the Debtors' Joint Plan of Reorganization Dated May 22, 2002.

        99.2 Debtors' Joint Plan of Reorganization Dated May 22, 2002.

        99.3 Notice to Stockholders of Kitty Hawk, Inc. Regarding the Debtors' Joint Plan of Reorganization Dated May 22, 2002.

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        99.4 Notice of Deadline for Submitting Ballots, of Hearing to Consider
             Confirmation of the Debtors' Joint Plan of Reorganization, Dated May 22, 2002, and of Time for Filing Objections thereto or Acceptances or Rejections thereof.

        99.5 Order (i) Approving Final Disclosure Statement; (ii) Setting Date for Confirmation Hearing and Fixing Deadlines for Voting On and Objecting to the Plan; and (iii) Establishing and Approving Procedures Relating to the Solicitation of Acceptances and Rejections of the Plan.

        99.6 Statement of Position of the Official Committee of Unsecured Creditors of Kitty Hawk, Inc. et al.

        99.7 Ballot to be Used by Holders of Senior Notes for Accepting or Rejecting Debtors' Joint Plan of Reorganization Dated May 22, 2002.

        99.8 Ballot to be Used by Holders of Class 1 Bank Group Claims for Accepting or Rejecting Debtors' Joint Plan of Reorganization Dated May 22, 2002.

        99.9 Ballot to be Used by Creditors in Classes 3, 4, 5 and 7 for Accepting or Rejecting Debtors' Joint Plan of Reorganization Dated May 22, 2002.

                                    * * * * *

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           KITTY HAWK, INC.

Date: May 28, 2002
                                           By:  /s/ TILMON J. REEVES
                                              ---------------------------------
                                           Name: Tilmon J. Reeves
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1 Disclosure Statement Under 11 U.S.C.ss.1125 in Support of the Debtors' Joint Plan of Reorganization Dated May 22, 2002.

99.2           Debtors' Joint Plan of Reorganization Dated May 22, 2002.

99.3 Notice to Stockholders of Kitty Hawk, Inc. Regarding the Debtors' Joint Plan of Reorganization Dated May 22, 2002.

99.4 Notice of Deadline for Submitting Ballots, of Hearing to Consider Confirmation of the Debtors' Joint Plan of Reorganization, Dated May 22, 2002, and of Time for Filing Objections thereto or Acceptances or Rejections thereof.

99.5 Order (i) Approving Final Disclosure Statement; (ii) Setting Date for Confirmation Hearing and Fixing Deadlines for Voting On and Objecting to the Plan; and (iii) Establishing and Approving Procedures Relating to the Solicitation of Acceptances and Rejections of the Plan.

99.6 Statement of Position of the Official Committee of Unsecured Creditors of Kitty Hawk, Inc. et al.

99.7 Ballot to be Used by Holders of Senior Notes for Accepting or Rejecting Debtors' Joint Plan of Reorganization Dated May 22, 2002.

99.8 Ballot to be Used by Holders of Class 1 Bank Group Claims for Accepting or Rejecting Debtors' Joint Plan of Reorganization Dated May 22, 2002.

99.9 Ballot to be Used by Creditors in Classes 3, 4, 5 and 7 for Accepting or Rejecting Debtors' Joint Plan of Reorganization Dated May 22, 2002.